UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2021

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street
Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 8, 2021, the OraSure Technologies, Inc. (the “Company”) Board of Directors (the “Board”) approved an amended and restated Code of Business Conduct and Ethics in its entirety (as amended and restated, the “Code”). The Code supersedes the Company’s Code of Business Conduct and Ethics previously adopted by the Board (the “Prior Code”). The Code was approved and adopted by the Board as part of its ordinary course recurrent review of the Company’s codes and policies.

The Code applies to all officers, employees and non-employee Directors of the Company and its subsidiaries, and constitutes a “code of ethics” as such term is defined in Item 406(b) of Regulation S-K. The Code sets forth guiding principles of business ethics and certain legal requirements, including, but not limited to, the Company’s policies with respect to insider trading, conflicts of interest, competition and fair dealing, diversity, discrimination and harassment, health and safety, and compliance with laws. The Code also provides that, for conduct involving an executive officer or Director of the Company, only the Board has the authority to waive a provision of the Code.

The purpose of amending and restating the Prior Code was to improve its readability and clarify certain areas of importance, including with respect to compliance with laws, accounting and auditing matters, conflicts of interest, insider trading, confidentiality obligations and reporting of Code violations. The adoption of the Code did not relate to or result in any waiver, whether explicit or implicit, of any provision of the Prior Code.

The foregoing summary of the Code is not intended to be exhaustive and is qualified in its entirety by reference to the Code, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.05. The Company has posted a copy of the Code on its website, https://www.orasure.com.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

14.1	OraSure Technologies, Inc. Code of Conduct and Ethics, as amended and restated as of November 8, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: November 10, 2021	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary